SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                        _________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 14, 1997


                         PEOPLES TELEPHONE COMPANY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                NEW YORK                  0-16479          13-2626435
         ------------------------     ----------------    --------------
        (State or other juris-        (Commission File    (IRS Employer
         diction of incorporation)     Number)              I.D. No.)


         2300 N.W. 89th Place, Miami, Florida             33172
        ---------------------------------------         ----------
        (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code: (305) 593-9667
                                                    --------------

Item 5.   Other Events


     William A. Baum has been elected Chief Financial Officer and a Senior Vice President of the Company effective as of July 16, 1997. He succeeds Bonnie S. Biumi as Chief Financial Officer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PEOPLES TELEPHONE COMPANY, INC.



Date: July 17, 1997                /s/ Francis J. Harkins, Jr.
                                   -------------------------------------------
                                   Francis J. Harkins, Jr.
                                   Vice President